Convertible Preferred Shares	6 Months Ended
Jun. 30, 2023
Convertible Preferred Shares [Abstract]
Convertible Preferred Shares
21.
CONVERTIBLE PREFERRED SHARES

From 2016 through 2020, the Company issued convertible Series A1, Series A2, Series B and Series C preferred shares (the “Preferred Shares”) to several independent investors. The details of such issuances and the key terms of the Preferred Shares are presented in the Group's consolidated financial statements for the years ended December 31, 2021 and 2022. Following the Business Combination on March 29, 2023, none of those Series A1, Series A2, Series B and Series C preferred shares remain outstanding as these were all converted into common stock.

In connection with the Business Combination on March 29, 2023 2,135,000 shares of Apollomics Series A Preferred Shares were issued to Maxpro Investment Co., Ltd. in the PIPE Financing. On May 18, 2023 the Series A preferred shareholders converted these preferred shares into common shares at a 1.25 exchange ratio, resulting in the issuance of 2,668,750 shares of Apollomics Class A Ordinary Shares. Refer to Note 5 – Business Combination for further information.

As of June 30, 2023, the Company has no preferred shares outstanding.

Presentation and Classification

The Company accounted for the convertible Series A1, Series A2, Series B, and Series C preferred shares as financial liabilities at FVTPL, per IAS standards. The fair value change of the Preferred Shares is charged/credited to fair value change of Preferred Shares in profit or loss except for the portion attributable to credit risk change which shall be charged/credited to other comprehensive income, if any. The fair value change recognized in profit or loss includes any interest paid, if any, on the financial liabilities. The management of the Company considered that there is insignificant credit risk change on the financial liabilities that drives the fair value change of the Preferred Shares during the six months ended June 30, 2022 and 2023.

The movement of the Preferred Shares at end of each reporting period is as follows:

Preferred shares
(In thousands of US$)	US$
As of January 1, 2022	322,215
Change in fair value	(23,669)
As of June 30, 2022	298,546

As of January 1, 2023	511,861
Change in fair value	76,430
Conversion to common stock	(588,291)
As of June 30, 2023	—

The Preferred Shares were valued by the management of the Company with reference to valuations carried out by an independent qualified professional valuer not connected with the Group, which has appropriate qualifications and experience in the valuation of similar instruments.

The Company used the Black-Scholes model to determine the underlying share value of the Company and performed an equity allocation based on option pricing model (the "OPM" model) to arrive the fair value of the Preferred Shares at the end of each reporting period.

In addition to the underlying share value of the Company determined by Black-Scholes model, other key valuation assumptions used in OPM model to determine the fair value of the Preferred Shares are as follows:

	As of June 30, 2023	As of December 31, 2022
	(note i)
Time to liquidation	N/A	1.25 years
Risk-free rate	N/A	4.65%
Expected volatility (note ii)	N/A	75.0%
Dividend yield	N/A	0%
Possibility under IPO scenario	N/A	85%
Possibility under liquidation scenario	N/A	15%

Note i: As of June 30, 2023 the Company had no preferred shares outstanding. Thus, these valuation assumptions were not applicable ("N/A").

Note ii: The expected volatility measured at the standard deviation is based on the historical data of the daily share price movement of comparable companies.